Filed Pursuant to Rules 497(e) and 497(k)
File No. 033-06502

SunAmerica Income Funds

AIG Flexible Credit Fund

AIG Strategic Bond Fund

AIG U.S. Government Securities Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 29, 2020, to each Fund’s Summary Prospectus and the Funds’ Prospectus, each dated July 29, 2020

Effective September 30, 2020, the following changes are made to each Fund’s Summary Prospectus and the Funds’ Prospectus, as applicable:

The first row of the table in the section of the Summary Prospectus for AIG Flexible Credit Fund entitled “Fees and Expenses of the Fund” and the first row of the table in the subsection of the Prospectus entitled “Fund Highlights: AIG Flexible Credit Fund – Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class W
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None

The first row of the table in the section of the Summary Prospectus for AIG Strategic Bond Fund entitled “Fees and Expenses of the Fund” and the first row of the table in the subsection of the Prospectus entitled “Fund Highlights: AIG Strategic Bond Fund – Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class W
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None

The first row of the table in the section of the Summary Prospectus for AIG U.S. Government Securities Fund entitled “Fees and Expenses of the Fund” and the first row of the table in the subsection of the Prospectus entitled “Fund Highlights: AIG U.S. Government Securities Fund – Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None

In the section of the Summary Prospectus for each Fund entitled “Fees and Expenses of the Fund” and the subsection of the Prospectus for each Fund entitled “Fees and Expenses of the Fund,” the first sentence of footnote 1 to the tables is deleted in its entirety and replaced with the following:

Purchases of Class A shares of $250,000 or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within one year of purchase.

The last bullet in the subsection of the Prospectus entitled “Shareholder Account Information – Selecting a Share Class – Class C” is deleted in its entirety and replaced with the following:

•	Automatic conversion to Class A shares approximately eight years after purchase.

The subsection of the Prospectus entitled “Shareholder Account Information – Calculation of Sales Charges – Class A” is deleted in its entirety and replaced with the following:

Class A. Sales charges are as follows:

	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.00%
$250,000 or more	None	None	0.50%

Investments of $250,000 or more: Class A shares are offered with no front-end sales charge with respect to investments of $250,000 or more. However, a 0.50% CDSC is imposed on any shares you sell within one year of purchase.

Capitalized terms used but not defined herein shall have the meanings assigned to them by each Fund’s Summary Prospectus or the Funds’ Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_FLCSP_7-20 SUP1_STBSP_7-20 SUP1_USGSP_7-20 SUP1_S5118IF_7-20

2